NORTHERN DYNASTY MINERALS LTD.

SUBSCRIPTION AGREEMENT FOR UNITS

U.S. DIRECT OFFERING

The following items in this Subscription Agreement must be completed (please tick applicable boxes when returning this form with funds):

1. Subscribers

[ ] Subscriber and subscription amount information in the boxes and signature on page 2

[ ] Attach certified funds or draft payable to Northern Dynasty Minerals Ltd. or wire funds as provided below

2. U.S. Subscribers

[ ] Complete Schedule A – U.S. Accredited Investor Certificate

Sales of the Units in the United States are limited to investors who qualify as “accredited investors” under Rule 501(a) of Regulation D of the United States Securities Act of 1933, as amended (“U.S. Accredited Investors”).

No Units may be purchased under the Offering by residents of Canada.

A completed and executed copy of this Subscription Agreement must be delivered by courier, email or fax, together with certified or wired funds confirmation by no later than 5:00 p.m. (Vancouver time) on June 2, 2016 to the Company’s the contact details on page 2.

WIRE INSTRUCTIONS

	Canadian Funds	U.S. Funds
Bank Name and Address:	CIBC Commerce Place 400 Burrard Street Vancouver, BC V6C 3A6	CIBC Commerce Place 400 Burrard Street Vancouver, BC V6C 3A6
Bank Account:	Bank: 010 Branch: 00010 Account #: 70 10214 (CAD) Swift Code: CIBCCATT	Bank: 010 Branch: 00010 Account #: 03-18914 (USD) Swift Code: CIBCCATT
Beneficiary Name:	Northern Dynasty Minerals Ltd. Address: 15th Floor – 1040 West Georgia Street, Vancouver BC V6E 4H1	Northern Dynasty Minerals Ltd. Address: 15th Floor – 1040 West Georgia Street, Vancouver BC V6E 4H1

The Company (has filed a registration statement (including a prospectus) and a prospectus supplement with the United States Securities and Exchange Commission (“SEC”) for the offering to which this Subscription Agreement relates. Before you invest, you should read the prospectus in that registration statement and other documents the Company has filed with the SEC for more complete information about the Company and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the Company will arrange to send you the prospectus, as supplemented. See contact information on page 2.

SUBSCRIPTION AGREEMENT FOR UNITS

TO:                     Northern Dynasty Minerals Ltd. (the “Company”)

The undersigned (the “Subscriber”) hereby subscribes for and agrees to purchase the number of units (the “Units”) of the Company as set forth below for the aggregate subscription price set forth below (the “Aggregate Subscription Price”), upon and subject to the terms and conditions set forth herein. Each Unit consists of one common share of the Company (a “Unit Share”) and one common share purchase warrant of the Company (a “Warrant”). Each Warrant will entitle the holder thereof to purchase one common share of the Company (a “Warrant Share”) at an exercise price of CDN$0.65 per Warrant Share for a period of five years from the closing of the Offering. Please print or type all information. This subscription is irrevocable unless Closing does not occur by July 31, 2016.

Subscription Price	Confirm Currency of Payment
CDN$0.45 per Unit	_______________________________________
US$0.347 per Unit	_______________________________________

No. of Units: __________________________________
____________________________________________________
(Name of Subscriber- please print)	Aggregate Subscription Price:

CDN$
____________________________________________________
(Official Capacity or Title – please print)	or

____________________________________________________	USD$
Please print name of individual whose signature
appears above if different than the name of the	If the person signing this subscription is not
purchaser printed above.	purchasing, nor deemed by applicable securities
regulation to be purchasing, as principal and is
____________________________________________________	signing as agent for one or more principals (a
(Address of Residence)	“Disclosed Principal”), complete the following
for each such principal (attach additional pages
____________________________________________________	if required):

____________________________________________________
____________________________________________________	(Name of Disclosed Principal)
(Subscriber’s E-mail)
____________________________________________________
____________________________________________________	(Address of Residence of Disclosed Principal)
(Subscriber’s Telephone No.)
____________________________________________________
(Disclosed Principal’s E-mail)
____________________________________________________
(Disclosed Principal’s Telephone No.)

Pre-Existing Relationship	Name of Officer or Director
The Subscriber or Designated Purchaser has a pre-existing relationship with the following officer/ director of the Company:	______________________________________

The above Subscriber hereby executes and tenders this Subscription Agreement to the Company on the terms and conditions hereof.

Date ___________________________________________
Signature of Subscriber

The Company is hereby directed to issue and register any certificates representing the Units subscribed for, and deliver them, as follows:

Registration Instructions:	Delivery Instructions:
As above [ ] or	As above [ ] or

____________________________________________________	____________________________________________________
Name [Please Print]	Account reference, if applicable

____________________________________________________	____________________________________________________
Account reference, if applicable	Contact Name [Please Print]

____________________________________________________	____________________________________________________
Address	Address

____________________________________________________	____________________________________________________
(Telephone Number)

ACCEPTANCE: The Company hereby accepts the subscription for Units as set forth above on the terms and conditions contained in this Subscription Agreement.

Dated _______________________, 2016.

NORTHERN DYNASTY MINERALS LTD.

Per:      ___________________________________________
             Authorized Signatory

For delivery of Subscription documents and assistance with forms:

Northern Dynasty Minerals Ltd.
c/o Trevor Thomas. Esq., Secretary
Email: TrevorThomas@hdimining.com
Fax +1-604-684-8092,
15th Floor - 1040 W. Georgia St.,
Vancouver BC V6E 4H1 Canada.
Dir +1-778-373-6723 T +1-604-649-6673.

TERMS AND CONDITIONS

1.	Definitions. In this Subscription Agreement, unless the context otherwise requires:

(a)

“Canadian Prospectus” means the Company’s prospectus supplement dated May 26, 2016 with respect to the Offering, as filed with the Securities Commissions on May 26, 2016, together with the Company’s base shelf prospectus dated March 7, 2016;

	(b)	“Closing” means a completion of the issue and sale by the Company and the purchase by the Subscriber of Units pursuant to this Subscription Agreement;

	(c)	“Closing Date” means the date for the Closing as determined by the Company on or about June 10, 2016 or such later date as the Company may determine;

	(d)	“Common Shares” means common shares without par value in the capital of the Company;

	(e)	“Company” means Northern Dynasty Minerals Ltd., a British Columbia, Canada corporation;

	(f)	“Computershare” means Computershare Trust Company of Canada;

	(g)	“Designated Provinces” means each of the Provinces of British Columbia, Alberta and Ontario;

	(h)	“International Jurisdiction” means a country other than Canada or the United States;

	(i)	“NYSE MKT” means the NYSE MKT Stock Exchange;

	(j)	“Offering” means the offering of the Units pursuant to the Canadian Prospectus and the U. S. Prospectus;

	(k)	“SEC” means the United States Securities and Exchange Commission;

	(l)	“Securities” means the Units, the Unit Shares, the Warrants and the Warrant Shares;

	(m)	“Securities Commissions” means, collectively, the Canadian securities commissions in each of the Designated Provinces;

(n)

“Securities Laws” means the securities laws, regulations, rules, and instruments adopted by the securities regulator as applicable in each Designated Province, the United States and the policies of the TSX and NYSE MKT, including, without limitation, the U.S. Securities Act;

	(o)	“TSX” means the Toronto Stock Exchange;

	(p)	“Units” means units offered by the Company in connection with the Offering, each of which will be comprised of one Unit Share and one Warrant;

	(q)	“Unit Share” means each Common Share of the Company forming part of a Unit;

	(r)	“U.S. Accredited Investor” means a person which qualifies as an “accredited investor” under Rule 501(a) of Regulation D of the U.S. Securities Act;

(s)

“U.S. Accredited Investor Certificate” means the U.S. Accredited Investor Certificate attached hereto as Schedule A to be used by Subscribers to confirm their qualification as U. S. Accredited Investors;

(t)	“U.S. Person” means a “U.S. Person” as defined in Rule 902(k) of Regulation S of the U.S. Securities act;

(u)

“U.S. Prospectus” means the Company’s prospectus supplement dated May 26, 2016 with respect to the Offering, as filed with the SEC on May 26, 2016, together with the Company’s base shelf prospectus dated March 30, 2016 filed pursuant to the U.S. Registration Statement;

(v)

“U.S. Registration Statement” means the Company’s registration statement on Form F- 3, originally filed on March 3, 2016 and amended on March 22, 2016, as declared effective by the SEC on March 30, 2016; and

(v)	“U.S. Securities Act” means the United States Securities Act of 1933, as amended;

(w)

“Warrant” means each Common Share purchase warrant comprising a portion of each Unit, each of which will entitle the holder to purchase one Warrant Share for a period of five years following the Closing Date at an exercise price of CDN$0.65 per Warrant Share in accordance with the terms and conditions of the Warrant Indenture;

(x)

“Warrant Indenture” means the warrant indenture to be entered into between the Company and Computershare at or prior to the Closing Date which will govern and set forth the terms and conditions of the Warrants;

(y)	“Warrant Share” means each Common Share issuable upon exercise of a Warrant.

2.

Subscription Offer. The undersigned (the “Subscriber”) hereby tenders to the Company this subscription offer which, upon acceptance by the Company and subject to the terms set out herein, will constitute an agreement (the “Subscription Agreement”) of the Subscriber with the Company to purchase from the Company and, on the part of the Company, to sell to the Subscriber, the number of Units set out on page 2 hereof at the Subscription Price and in the currency set forth on page 2 hereof, all on the terms and subject to the conditions set forth in this Subscription Agreement. The Subscriber acknowledges that the Units such Subscriber is purchasing are part of a larger offering by the Company of up to CDN$1.0 million of Units in connection with the Offering, as described in the Canadian Prospectus and the U.S. Prospectus, which is being conducted concurrently with and independently of an additional CDN$14.0 million offering of Units (the “Concurrent Offering”). The Subscriber’s subscription is irrevocable, provided that Closing will be subject to satisfaction of the conditions to Closing set forth in Section 8 of this Agreement.

3.

Acceptance or Rejection of Subscription. The Company will have the right to accept or reject this offer in whole or in part at any time at or prior to the Closing Time. The Company will be deemed to have accepted this offer upon the Company’s execution of the acceptance form on page 3 of this Subscription Agreement and the delivery at the Closing of certificates representing the Unit Shares and the Warrants to or upon the direction of the Subscriber in accordance with the provisions hereof. If this Subscription Agreement is rejected in whole, the Subscriber understands that any funds, certified cheques and bank drafts delivered by the Subscriber to the Company representing the purchase price for Units will be promptly returned to the Subscriber without interest. If this Subscription Agreement is accepted only in part, the Subscriber understands that a cheque representing the portion of the purchase price for that portion of its subscription for Units that is not accepted will be promptly delivered to the Subscriber without interest.

4.

Delivery of Closing Documentation. The Subscriber agrees that the relevant documents noted on the cover page hereof must be delivered to the Company by June 2, 2016 by 5:00 p.m. (Vancouver time) by fax, email or courier together with certified or wired funds. The Subscriber acknowledges and agrees that such documents, when executed and delivered by the Subscriber, will form part of and will be incorporated into this Subscription Agreement with the same effect as if each constituted a representation and warranty or covenant of the Subscriber hereunder in favour of the Company. The Subscriber consents to the filing of such documents as may be required to be filed with the TSX, NYSE MKT or other securities regulatory authority in connection with the transactions contemplated hereby.

5.

Closing. Closing means the issuance of the certificates representing the Unit Shares and Warrants comprising the purchased Units against fully executed Subscription Agreements and forms together with receipt of funds by the Company. Closing will be completed at the offices of the Company’s Canadian attorneys McMillan LLP in Vancouver, British Columbia, on a date or dates on or about June 10, 2016 or such other place or time(s) as the Company may determine (the “Closing Time”) within the requirements of the TSX and the NYSE MKT. At the Closing, the Company will issue the certificates representing the Unit Shares and the Warrants comprising the Units in the name of the Subscriber and will deliver such certificates to the Subscriber within a reasonable period thereafter. All Warrants will be issued pursuant to and be governed by the Warrant Indenture. The Subscriber acknowledges it does not require any prior notice of Closing and that the Offering may close in one or more tranches. If the Closing does not occur by July 31, 2016, the Company shall on written request of any Subscriber return this Subscription Agreement and any funds, certified cheques and bank drafts delivered by the Subscriber to the Company representing the purchase price for the Units, without interest, to the Subscriber.

6.

Representations and Warranties of the Subscriber. The Subscriber hereby represents and warrants to the Company, which representations and warranties will be true and correct at date of this Agreement and as at the Closing Time, as follows and acknowledges that the Company is relying thereon in completing the sale of the Units to the Subscriber:

(a)

the Subscriber has received a copy of each of the Canadian Prospectus and the U.S. Prospectus prior to execution of this Subscription Agreement and has had full opportunity to discuss these prospectuses with the Subscriber’s legal, tax and financial advisors;

	(b)	the Subscriber has a substantial pre-existing relationship with the director and/ or officer of the Company as indicated on page 2 hereof;

(c)

if the Subscriber is a U.S. Person or resident in the United States, the Subscriber is a U. S. Accredited Investor by virtue of satisfying one or more of the criteria set forth in the U. S. Accredited Investor Certificate completed by the Subscriber and delivered to the Company concurrently with the execution of this Subscription Agreement;

(d)

the Subscriber is purchasing such Units for the account of the Subscriber and not for the benefit of any other person, except to the extent indicated with respect to any Disclosed Principal or Beneficial Purchaser;

	(e)	the Subscriber is not a resident of Canada;

(f)

the Subscriber has such knowledge in financial and business affairs as to be capable of evaluating the merits and risks of the Subscriber’s proposed investment in the Units and has reviewed and considered the risk factors set forth in each of the Canadian Prospectus and the U.S. Prospectus;

(g)

the Subscriber acknowledges that notwithstanding that the Canadian Prospectus and the U. S. Prospectus have been filed in connection with the Units, no securities commission or similar regulatory authority in Canada or the United States has approved or passed on the merits of the Securities and there is no government or other insurance covering the Securities;

(h)

the Subscriber acknowledges that there is no minimum subscription amount required under the Offering or the Concurrent Offering and, accordingly, (i) the Subscriber’s subscription under this Agreement will not be contingent upon the completion of any other subscriptions for Units in connection with either the Offering or the Concurrent Offering, and (ii) there is no assurance as to the amount of funds that the Company will raise in connection with the Offering and the Concurrent Offering;

(i)	the Subscriber is authorized to consummate the purchase of the Units;

(j)	if the Subscriber is an individual, he/she has attained the age of majority and is legally competent to execute this Subscription Agreement and to take all actions required pursuant hereto;

(k)

if the Subscriber is a corporation, partnership, unincorporated association or other entity, the Subscriber has the legal capacity and competence to execute this Subscription Agreement and to take all actions required pursuant hereto;

(l)

the execution and delivery of this Subscription Agreement and the performance and compliance with the terms hereof will not result in any breach of, or be in conflict with, or constitute a default under, or create a state of facts which after notice or lapse of time or both would constitute a default under, any term or provision of any constating documents, by-laws or resolutions of the Subscriber or any indenture, contract, agreement (whether written or oral), instrument or other document to which the Subscriber is a party or subject, or any judgment, decree, order, statute, rule or regulation applicable to the Subscriber;

(m)

the Subscriber has relied only upon publicly available information relating to the Company, including the information set forth in the Canadian Prospectus and the U.S. Prospectus, in determining to purchase the Units and the Subscriber acknowledges that the Company has not made any written representations, warranties or covenants in respect of such publicly available information, except as set forth in this Subscription Agreement;

(n)

no person has made any written or oral representation to the Subscriber that any person will re-sell or re-purchase the Units, or refund any of the purchase price of the Units and no person has given any representation or undertaking to the Subscriber relating to the future value or price of any of the Securities;

(o)

the Subscriber agrees that it is solely responsible for obtaining such legal, tax and other advice as the Subscriber considers appropriate in connection with the execution, delivery and performance of this Subscription Agreement and the transactions contemplated hereunder;

(p)

the Subscriber has no knowledge of a “material fact” or “material change” (as those terms are defined in the Securities Laws) in the affairs of the Company that has not been generally disclosed to the public;

(q)

the Subscriber will execute and deliver within the applicable time periods all documentation as may be required by applicable Securities Laws to permit the purchase of the Units on the terms set forth herein and the Subscriber will execute, deliver, file and otherwise assist the Company in filing such reports, undertakings and other documents with respect to the issue of the Units as may be required by applicable Securities Laws or by any securities regulatory authority or stock exchange or other regulatory authority;

(r)

the Subscriber acknowledges that its subscription requires acceptance by the Company and the approval of the TSX and NYSE MKT and, if required by the TSX and NYSE MKT in respect of their approval of the Offering, the Subscriber will promptly and accurately complete and submit any customary investor questionnaire or personal information form required by any regulatory authority;

(s)

if the Subscriber is acting as trustee, agent, representative or nominee for a beneficial purchaser, including a Disclosed Principal (a “Beneficial Purchaser”), the Subscriber understands and acknowledges that the representations, warranties, and agreements made herein are made by the Subscriber, with respect to the Subscriber, and with respect to the Beneficial Purchaser. Unless the context otherwise requires or as specifically stated, references to the Subscriber in this Subscription Agreement are to the Subscriber and any such Beneficial Purchaser. If the Subscriber is contracting hereunder as trustee, agent, representative or nominee for one or more Beneficial Purchasers, the Subscriber agrees to provide a U.S. Accredited Investor Certificate for each Beneficial Purchaser. The Subscriber acknowledges and agrees that the Company may be required to provide to the applicable securities regulatory authorities and to the TSX or the NYSE MKT a list setting forth the identities of the Beneficial Purchasers of the Units;

(t)

the Subscriber certifies that each of the Subscriber and Beneficial Purchaser, if any, is a resident of the jurisdiction referred to above “Subscriber’s Residential Address” set out on page 2 hereof and has received and accepted the offer to purchase the Units in such jurisdiction and if the Subscriber is acting as agent or trustee for a Disclosed Principal, the Disclosed Principal is a resident of the jurisdiction referred to above “Disclosed Principal’s Residential Address” on page 2 hereof;

(u)	the Subscriber, if resident in an International Jurisdiction, further acknowledges, represents, warrants and covenants to and with the Company that, as at the date given above and at Closing:

(i)

the Subscriber is knowledgeable of, or has been independently advised as to, the securities laws of the International Jurisdiction (“International Securities Laws”), being defined herein to mean, in respect of each and every offer or sale of Units, any securities laws having application to the Subscriber and the Offering other than the laws of Canada and the United States and all regulatory notices, orders, rules, regulations, policies and other instruments incidental thereto;

(ii)

the Subscriber is purchasing the Units pursuant to exemptions from any prospectus, registration or similar requirements under the International Securities Laws or, if such is not applicable, the Subscriber is permitted to purchase the Units under the International Securities Laws without the need to rely on exemptions;

(iii)

the International Securities Laws do not require the Company to make any filings or seek any approvals of any kind whatsoever from any regulatory authority of any kind whatsoever in the International Jurisdiction in connection with the transactions contemplated herein; and

(iv)

the subscription for the Units by the Subscriber does not contravene any of the International Securities Laws applicable to the Subscriber and the Company and does not trigger any obligation to prepare and file a prospectus, registration statement or similar document, or any other report with respect to such purchase or to register the Units or the Securities or to be registered with any governmental or regulatory authority, and the Subscriber will, if requested by the Company, deliver to the Company a certificate or opinion of local counsel from the International Jurisdiction which will confirm the matters referred to in paragraphs iii and iv above to the satisfaction of the Company, acting reasonably;

(v)

the funds representing the Aggregate Subscription Price which will be advanced by the Subscriber to the Company hereunder will not represent proceeds of crime for the purposes of the Proceeds of Crime (Money Laundering) and Terrorist Financing Act

(Canada) (the “PCMLTFA”) or the United States Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act (the “PATRIOT Act”) and the Subscriber acknowledges that the Company may in the future be required by law to disclose the Subscriber’s name and other information relating to this Subscription Agreement and the Subscriber’s subscription hereunder, on a confidential basis, pursuant to the PCMLTFA or the PATRIOT Act. To the best of its knowledge (a) none of the subscription funds to be provided by the Subscriber (i) have been or will be derived from or related to any activity that is deemed criminal under the law of Canada, the United States, or any other jurisdiction, or (ii) are being tendered on behalf of a person or entity who has not been identified to the Subscriber, and (b) the Subscriber shall promptly notify the Company if the Subscriber discovers that any of such representations ceases to be true, and to provide the Company with appropriate information in connection therewith; and

(w)

it agrees that by accepting certificates representing the Unit Shares and the Warrants it shall be representing and warranting that the representations and warranties contained herein are true as at the Closing Date with the same force and effect as if they had been made by it at the Closing Date and that they shall survive the purchase by it of Units and shall continue in full force and effect notwithstanding any subsequent disposition by it of such Securities.

7.	Conditions of Closing. Any obligation of the Company to sell, and the Subscriber to purchase, the Units is subject to:

	(a)	performance by the other party of its covenants under and in accordance with this Subscription Agreement;

	(b)	the truth, at the time of acceptance and at the Closing Date, of the other party’s representations and warranties in this Subscription Agreement;

(c)

the Company having obtained TSX and NYSE MKT conditional approval for the Offering, including the listing of the Unit Shares and Warrant Shares on the TSX and the NYSE MKT and the listing of the Warrants on the TSX; and

	(d)	the Subscriber having executed and delivered all requisite documentation as required by this Subscription Agreement and applicable Securities Laws.

8.

Collection of Personal Information. The information provided by the Subscriber on the face page of this Subscription Agreement identifying the name, address and telephone number of the Subscriber, the number of Units being purchased hereunder and the total purchase price as well as the Closing Date may be disclosed to securities regulators in the selling jurisdictions including the British Columbia Securities Commission and the Ontario Securities Commission, and such information is being indirectly collected by such securities regulatory authorities, including the British Columbia Securities Commission and the Ontario Securities Commission under the authority granted to it under securities legislation. This information is being collected for the purposes of the administration and enforcement of the securities legislation of Ontario. Each Subscriber (and for certainty, including each Disclosed Principal) hereby authorizes the indirect collection of such information by the British Columbia Securities Commission and the Ontario Securities Commission. In the event the Subscriber has any questions with respect to the indirect collection of such information by the Ontario Securities Commission, the Subscriber should contact the Ontario Securities Commission, Administrative Support Clerk, at (416) 593-3684 or by facsimile at (416) 593-8122 or in person or writing at Suite 1903, Box 55, 20 Queen Street West, Toronto, Ontario M5H 3S8.

9.

Modification. Subject to the terms hereof, neither this Subscription Agreement nor any provision hereof shall be modified, changed, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

10.

Assignment. The terms and provisions of this Subscription Agreement shall be binding upon and enure to the benefit of the Subscriber, the Company and their respective successors and permitted assigns; provided that this Subscription Agreement shall not be assignable by any party without the prior written consent of the other party.

11.

Survival. This Subscription Agreement, including without limitation the representations, warranties and covenants contained herein and in each U.S. Accredited Investor Certificate, shall survive and continue in full force and effect and be binding upon the Company and the Subscriber, notwithstanding the completion of the purchase of the Units by the Subscriber pursuant hereto, or the subsequent disposition of any of the Securities by the Subscriber.

12.

Governing Law. This Subscription Agreement shall be governed by and construed in accordance with the laws of the Province of British Columbia and the federal laws of Canada applicable therein. The Subscriber hereby irrevocably attorns to the non-exclusive jurisdiction of the courts of the Province of British Columbia with respect to any matters arising out of this Subscription Agreement.

13.

Facsimile and E-mail Deliveries and Counterparts. The Company shall be entitled to rely on delivery by facsimile or electronic mail of a copy of this Subscription Agreement executed by the Subscriber, and acceptance by the Company of such executed Subscription Agreement shall be legally effective to create a valid and binding agreement between the Subscriber and the Company in accordance with the terms hereof. In addition, this Subscription Agreement may be executed in counterparts, each of which shall be deemed to be an original and all of which shall constitute one and the same document.

14.

Extended Meanings and Headings. In this Subscription Agreement words importing the singular number include the plural and vice versa, words importing any gender include all genders and words importing persons include individuals, partnerships, associations, trusts and unincorporated associations. The headings contained herein are for convenience of reference only and shall not affect the construction or interpretation hereof.

15.

Entire Agreement and Headings. This Subscription Agreement (including the schedules hereto) contains the entire agreement of the parties hereto relating to the subject matter hereof and supersedes all prior agreements, understanding, negotiations and discussions, whether oral or written. This Subscription Agreement may be amended or modified in any respect by written instrument only. The headings contained herein are for convenience only and shall not affect the meanings or interpretation hereof.

16.

Further Assurances. The Subscriber wil from time to time execute and deliver all such further documents and instruments and do all acts and things as the other party may, either before or after the closing of the transactions contemplated hereby, reasonably require to effectively carry out or better evidence the terms of this Subscription Agreement.

17.	Expenses. Each party will pay its own expenses in connection with this Subscription Agreement.

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SCHEDULE A

U.S. ACCREDITED INVESTOR CERTIFICATE

TO:	NORTHERN DYNASTY MINERALS LTD. (the "Issuer")

RE:	SUBSCRIPTION FOR UNITS OF THE COMPANY

In addition to the covenants, representations and warranties contained in the Subscription Agreement to which this Schedule A is attached, the undersigned Subscriber covenants, represents and warrants to the Company that the Subscriber is an "accredited investor" as defined in Rule 501 of Regulation D of the U.S. Securities Act by virtue of meeting one of the following criteria (please hand-write your initials on the appropriate lines):

Initials

1. ______________

An organization described in Section 501(c)(3) of the United States Internal Revenue Code, a corporation, a Massachusetts or similar business trust, or a partnership, not formed for the specific purpose of acquiring the Securities offered, with total assets in excess of US$5,000,000; or

2. ______________	A natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of his or her purchase exceeds US$1,000,000 as determined on the following basis:

(i)	the person’s primary residence shall not be included as an asset;

(ii)

indebtedness that is secured by the person’s primary residence, up to the estimated fair market value of the primary residence at the time of the sale and purchase of securities contemplated by the accompanying Subscription Agreement, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of the sale and purchase of securities contemplated by the accompanying Subscription Agreement exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability); and

(iii)	indebtedness that is secured by the person’s primary residence in excess of the estimated fair market value of the primary residence shall be included as a liability; or

3. ______________

A natural person that had annual gross income during the last two full calendar years in excess of US$200,000 (or together with his or her spouse in excess of US$300,000) and reasonably expects to have annual gross income in excess of US$200,000 (or together with his or her spouse in excess of US$300,000) during the current calendar year, and no reason to believe that his or her annual gross income will not remain in excess of US$200,000 (or that together with his or her spouse will not remain in excess of US$300,000) for the foreseeable future; or

4. ______________

A trust, with total assets in excess of US$5,000,000, not formed for the specific purpose of acquiring the Units offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the U.S. Securities Act; or

5. ______________

Any entity in which all of the equity owners meet the requirements of at least one of the above categories (if this alternative is checked, you must identify each equity owner and provide statements signed by each demonstrating how each qualifies as an accredited investor).

ALL U.S. PURCHASERS NEED COMPLETE AND SIGN

Dated _______________2016.

X
Signature of Subscriber or Authorized Signatory

X
Authorized Signatory (if Subscriber is not an individual)

Name of Subscriber (please print)

Name of Authorized Signatory (please print)

Official capacity of Authorized Signatory (please print)